Exhibit 99.1

Unaudited Pro Forma Financial Information of Eagle Rock Energy Partners, L.P.

The unaudited pro forma condensed consolidated financial statements are presented for Eagle Rock Energy Partners, L.P. (the “Partnership”).  The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2009 and 2008 and the years ended December 31, 2008 and 2007 should be read in conjunction with the December 31, 2008 and 2007 audited historical financial statements of the Partnership, including the related notes, filed with the Securities and Exchange Commission (“SEC”) on Form 10-K on March 13, 2009 and April 1, 2008, respectively, as well as the unaudited consolidated financial statements as of September 30, 2009 and 2008 of the Partnership, including the related notes, filed with the SEC on Form 10-Q on November 9, 2009 and November 10, 2008, respectively.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 is presented to illustrate the estimated effects of the pending sale of the Partnership’s fee mineral and royalty interests business, as well as its equity investment in Ivory Working Interests, L.P. (the “Minerals Business”) to BSAP II GP L.L.C. (“Black Stone Minerals”), a subsidiary of Black Stone Minerals Company, L.P.,, pursuant to a Purchase and Sale Agreement, dated December 21, 2009, by and among the Partnership’s wholly-owned subsidiaries Eagle Rock Pipeline GP, LLC and EROC Production LLC and Black Stone Minerals, as if the transaction had occurred on September 30, 2009.  The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2008 and 2007 and for the nine months ended September 30, 2009 and 2008 are presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on May 1, 2007, due to the Partnership acquiring the Minerals Business on April 30, 2007.  The pro forma adjustments and assumptions are described in Note 2 in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed financial statements are based on assumptions that we believe are reasonable under the circumstances and are intended for informational purposes only.  They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMER 30, 2009

(In thousands, except per unit amounts)

	September 30, 2009	Adjustments for Minerals Business Sale		Pro Forma September 30, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,168	$174,500	(a)	$9,168
		(694)	(a)
		(500)	(a)
		(173,306)	(c)
Accounts receivable	73,792	(2,486)	(b)	71,306
Risk management assets	26,017	(92)	(a)	25,925
Prepayments and other current assets	2,140	—		2,140
Total current assets	111,117	(2,578)		108,539
PROPERTY, PLANT AND EQUIPMENT —Net	1,313,386	(121,739)	(b)	1,191,647
INTANGIBLE ASSETS —Net	139,273	—		139,273
DEFERRED TAX ASSET	1,663	—		1,663
RISK MANAGEMENT ASSETS	5,725	—		5,725
OTHER ASSETS	19,678	(10,936)	(b)	8,742
TOTAL	1,590,842	(135,253)		1,455,589

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	65,666	(757)	(b)	64,909
Due to affiliate	10,859	—		10,859
Accrued liabilities	11,364	—		11,364
Income taxes payable	992	—		992
Risk management liabilities	34,988	(626)	(a)	34,362
Total current liabilities	123,869	(1,383)		122,486
LONG-TERM DEBT	774,383	(173,306)	(c)	601,077
ASSET RETIREMENT OBLIGATIONS	19,728	—		19,728
DEFERRED TAX LIABILITY	42,051	—		42,051
RISK MANAGEMENT LIABILITIES	31,406	(160)	(a)	31,246
OTHER LONG-TERM LIABILITIES	568	—		568
COMMITMENTS AND CONTINGENCIES
MEMBERS’ EQUITY:
Common unitholders	533,651	40,096	(d)	573,247
		(500)	(a)
Subordinated unitholders	70,360	—		70,360
General partner unitholders	(5,174)	—		(5,174)
Total members’ equity	598,837	39,596		638,433
TOTAL	$1,590,842	$(135,253)		$1,455,589

See notes to unaudited pro forma condensed consolidated financial statements.

1

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2008

(In thousands, except per unit amounts)

	For the Year Ended December 31, 2008	Adjustments for Minerals Business Sale		Pro Forma For the Year Ended December 31, 2008
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$1,233,919	$—		$1,233,919
Gathering, compression, processing and treating services	38,871	—		38,871
Minerals and royalty income	42,994	(42,994)	(f)	—
Commodity risk management gains	161,765	(3,454)	(f)	158,311
Other revenue	716	—		716
Total revenue	1,478,265	(46,448)		1,431,817
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	891,433	—		891,433
Operations and maintenance	73,620	—		73,620
Taxes other than income	19,936	(1,672)	(f)	18,264
General and administrative	45,701	(119)	(f)	45,582
Other operating (income)expenses	10,699	—		10,699
Impairment of property and plants	143,857	(1,448)	(f)	142,409
Goodwill impairment	30,994	—		30,994
Depreciation, depletion, and amortization	116,754	(7,499)	(f)	109,255
Total costs and expenses	1,332,994	(10,738)		1,322,256
OPERATING (LOSS) INCOME	145,271	(35,710)		109,561
OTHER INCOME (EXPENSE):
Interest income	793	(23)	(f)	770
Other income	5,328	(4,011)	(f)	1,317
Interest expense, net	(32,884)	7,460	(g)	(25,424)
Interest rate risk management losses	(32,931)	—		(32,931)
Other expense	(955)	—		(955)
Total other expense	(60,649)	3,426		(57,223)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	84,622	(32,284)		52,338
INCOME TAX BENEFIT	(1,134)	(4)	(f)	(1,138)
INCOME FROM CONTINUING OPERATIONS	$85,756	$(32,280)		$53,476

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2008

 (continued)

(In thousands, except per unit amounts)

	For the Year Ended December 31, 2008	Adjustments for Minerals Business Sale (1)	Pro Forma For the Year Ended December 31, 2008
NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic income from continuing operations per unit:
Common units	$1.16		$0.72
Subordinated units	$1.16		$0.72
General partner units	$1.16		$0.72
Basic weighted average units outstanding:
Common units	51,534		51,534
Subordinated units	20,691		20,691
General partner units	845		845

Diluted income from continuing operations per unit:
Common units (1)	$1.16		$0.72
Subordinated units	$1.16		$0.72
General partner units	$1.16		$0.72
Diluted weighted average units outstanding:
Common units	51,699		51,699
Subordinated units	20,691		20,691
General partner units	845		845
_________________________________

 (1)  Due to the fact that the Partnership has determined that it is more dilutive to apply the two-class method versus the treasury stock method, nonvested shares that vest solely on the basis of a service condition are included in the denominator of the computation of the diluted earnings per unit calculation which is equal to basic weighted average shares outstanding.

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except per unit amounts)

	For the Year Ended December 31, 2007	Adjustments for Minerals Business Sale		Pro Forma For the Year Ended December 31, 2007
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$733,326	$—		$733,326
Gathering, compression, processing and treating services	27,417	—		27,417
Minerals and royalty income	15,004	(15,004)	(f)	—
Commodity risk management losses	(133,834)	2,135	(f)	(131,699)
Other revenue	110	—		110
Total revenue	642,023	(12,869)		629,154
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	553,248	—		553,248
Operations and maintenance	52,793	—		52,793
Taxes other than income	8,340	(768)	(f)	7,572
General and administrative	27,799	(59)	(f)	27,740
Other operating (income)expenses	2,847	—		2,847
Impairment of property and plants	5,749	(5,412)	(f)	337
Depreciation, depletion, and amortization	80,559	(8,026)	(f)	72,533
Total costs and expenses	731,335	(14,265)		717,070
OPERATING LOSS	(89,312)	1,396		(87,916)
OTHER INCOME (EXPENSE):
Interest income	1,160	(18)	(f)	1,142
Other income	696	(478)	(f)	218
Interest expense, net	(38,936)	8,003	(e)	(30,933)
Interest rate risk management losses	(11,988)	—		(11,988)
Other expense	(8,226)	—		(8,226)
Total other expense	(57,294)	7,507		(49,787)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(146,606)	8,903		(137,703)
INCOME TAX PROVISION	158	(4)	(f)	154
LOSS FROM CONTINUING OPERATIONS	$(146,764)	$8,907		$(137,857)

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2007

 (continued)

(In thousands, except per unit amounts)

	For the Year Ended December 31, 2007	Adjustments for Minerals Business Sale	Pro Forma For the Year Ended December 31, 2007
NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted loss from continuing operations per unit:
Common units	$(2.15)		$(1.99)
Subordinated units	$(3.15)		$(2.99)
General partner units	$(3.15)		$(2.99)
Basic and diluted weighted average units outstanding:
Common units	37,008		37,008
Subordinated units	20,691		20,691
General partner units	845		845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2009	Adjustments for Minerals Business Sale		Pro Forma For the Nine Months Ended September 30, 2009
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$468,589	$—		$468,589
Gathering, compression, processing and treating services	35,043	—		35,043
Minerals and royalty income	10,788	(10,788)	(f)	—
Commodity risk management losses	(57,137)	1,715	(f)	(55,422)
Other revenue	1,770	—		1,770
Total revenue	459,053	(9,073)		449,980
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	358,802	—		358,802
Operations and maintenance	54,624	—		54,624
Taxes other than income	8,790	(972)	(f)	7,818
General and administrative	34,882	(85)	(f)	34,797
Other operating (income)expenses	(3,552)	—		(3,552)
Impairment of property and plants	516	(274)	(f)	242
Depreciation, depletion, and amortization	86,237	(4,767)	(f)	81,470
Total costs and expenses	540,299	(6,098)		534,201
OPERATING LOSS	(81,246)	(2,975)		(84,221)
OTHER INCOME (EXPENSE):
Interest income	183	—		183
Other income	1,835	(1,011)	(f)	824
Interest expense, net	(17,282)	2,883	(g)	(14,399)
Interest rate risk management losses	(3,924)	—		(3,924)
Other expense	(801)	—		(801)
Total other expense	(19,989)	1,872		(18,117)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(101,235)	(1,103)		(102,338)
INCOME TAX PROVISION (BENEFIT)	1,634	(3)	(f)	1,631
LOSS FROM CONTINUING OPERATIONS	$(102,869)	$(1,100)		$(104,969)

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
 (continued)
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2009	Adjustments for Minerals Business Sale	Pro Forma For the Nine Months Ended September 30, 2009
NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:

Basic and diluted loss from continuing operations per unit:
Common units	$(1.35)		$(1. 37)
Subordinated units	$(1.43)		$(1. 44)
General partner units	$(1.35)		$(1. 37)
Basic and diluted weighted average units outstanding:
Common units	53,276		53,276
Subordinated units	20,691		20,691
General partner units	845		845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2008	Adjustments for Minerals Business Sale		Pro Forma For the Nine Months Ended September 30, 2008
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$1,008,891	$—		$1,008,891
Gathering, compression, processing and treating services	27,741	—		27,741
Minerals and royalty income	34,606	(34,606)	(f)	—
Commodity risk management losses	(97,769)	3,977	(f)	(93,792)
Other revenue	610	—		610
Total revenue	974,079	(30,629)		943,450
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	726,400	—		726,400
Operations and maintenance	54,772	—		54,772
Taxes other than income	14,975	(1,355)	(f)	13,620
General and administrative	31,161	(37)	(f)	34,124
Other operating (income)expenses	10,134	—		10,134
Depreciation, depletion, and amortization	80,799	(6,191)	(f)	74,608
Total costs and expenses	918,241	(7,583)		910,658
OPERATING INCOME	55,838	(23,046)		32,792
OTHER INCOME (EXPENSE):
Interest income	673	(14)	(f)	659
Other income	2,867	(2,850)	(f)	17
Interest expense, net	(23,576)	5,875	(e)	(17,701)
Interest rate risk management losses	(5,375)	—		(5,375)
Other expense	(652)	—		(652)
Total other expense	(26,063)	3,011		(23,052)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	29,775	(20,035)		9,740
INCOME TAX BENEFIT	(1,497)	(4)	(f)	(1,501)
INCOME FROM CONTINUING OPERATIONS	$31,272	$(20,031)		$11,241

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

 (continued)

(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2008	Adjustments for Minerals Business Sale	Pro Forma For the Nine Months Ended September 30, 2008
NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:

Basic (loss) income from continuing operations per unit:
Common units	$0.43		$0.16
Subordinated units	$0.43		$0.16
General partner units	$0.43		$0.16
Basic weighted average units outstanding:
Common units	50,762		50,762
Subordinated units	20,691		20,691
General partner units	845		845

Diluted (loss) income from continuing operations per unit:
Common units (1)	$0.43		$0.16
Subordinated units	$0.43		$0.16
General partner units	$0.43		$0.16
Diluted weighted average units outstanding:
Common units	50,900		50,900
Subordinated units	20,691		20,691
General partner units	845		845
_________________________________

 (1)  Due to the fact that the Partnership has determined that it is more dilutive to apply the two-class method versus the treasury stock method, nonvested shares that vest solely on the basis of a service condition are included in the denominator of the computation of the diluted earnings per unit calculation which is equal to basic weighted average shares outstanding.

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. Basis of Presentation

The historical information is derived from the historical financial statements of Eagle Rock Energy Partners, L.P., which are incorporated by reference in the Form 8-K.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 is presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on September 30, 2009.  The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2008 and 2007 are presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on May 1, 2007, due to Eagle Rock Energy Partners, L.P. acquiring the Minerals Business on April 30, 2007.  The transaction affecting the unaudited pro forma condensed consolidated financial statements is the Minerals Business Sale, which includes Eagle Rock Energy Partners, L.P.’s historical Minerals Business segment and a portion of its Corporate segment relating to the interest in the Ivory Working Interests, L.P. and the commodity risk management gains and losses attributable to the Minerals Business’ production.~~.~~

NOTE 2. Pro Forma Adjustments and Assumptions

(a)      Reflects the sale of the Minerals Business to Black Stone Minerals for $174.5 million less estimated expenses of approximately $0.5 million and derivative transactions costs of approximately $0.7 million.

(b)      Reflects the assets to be acquired and liabilities to be assumed by Black Stone Minerals as a result of acquiring the Minerals Business.

(c)      Net proceeds from the Minerals Business sale are used to repay outstanding debt under the revolving credit facility which bears interest primarily based on a LIBOR rate plus the applicable margin.

(d)      Reflects the gain on the Minerals Business sale.

(e)      Reflects the operations for the Minerals Business sold in the above transaction for the nine or twelve month periods presented.

(f)       Reflects the operations for the Minerals Business sold in the above transaction for the period from May 1, 2007 through December 31, 2007.

(g)      Reflects reduction in interest expense from the net repayment of outstanding borrowings under the revolving credit facility as a result of the Minerals Business sale.  Interest savings are based on Eagle Rock Energy Partners, L.P.’s weighted average annualized borrowing cost of 4.3%, 4.0%, 2.2% and 4.4% in 2008 and 2007 and the nine months ended September 30, 2009 and 2008, respectively.